UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

GREAT-WEST FUNDS, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS

GREAT-WEST FUNDS, INC.

Great-West U.S. Government Mortgage Securities Fund (Initial Class)

Annual Report

December 31, 2012

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion

The Great-West U.S. Government Mortgage Securities Fund (the “Fund”) was structured to be duration neutral at the beginning of 2012. A strategic underweight to government debt of approximately 15% was maintained through most of the year, offset with an out of Benchmark allocation to structured mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), as well as to corporate bonds. This strategy was implemented with the expectation that spread assets would generate excess return relative to government debt. The Fund’s benchmark index consists of an 80% weighting to the Barclays U.S. MBS Index and a 20% weighting to the Barclays U.S. Government Index (the “Benchmark”).

Reversing the trend from 2011, U.S. government securities generated the lowest returns relative to fixed income spread product in 2012. The Fund maintained/increased the underweight to government debt during the year, generating 1.35% of outperformance to the Benchmark as a result. Offsetting allocations to out of Benchmark corporates, ABS and CMBS, contributed to the excess return. The Fund’s MBS constituent outperformed the Benchmark MBS constituent by 0.46%; excess returns are a function of specified pool selections and an overweight to lower coupons within the outstanding MBS coupon stack relative to the Benchmark.

Through the fourth quarter of 2012, out of Benchmark allocations were liquidated in favor of government securities, modifying fund asset class allocations and characteristics to a neutral position relative to the Benchmark and locking in excess returns for the year.

A modest overweight to our core strategy, MBS pass-throughs, was in place at the beginning of the year. Despite ongoing Federal Reserve buying, pass-through performance lagged other spread products. Consequently, the allocation was reduced to a modest underweight in favor of credit early in the second half of the year. During the third quarter, a tactical shift out of CMBS was made, locking in strong year-to-date performance, into short duration financial sector securities to capture expected incremental relative performance.

Capital market performance in the first half of 2012 was dominated by uncertainty toward resolution of the sovereign debt and banking crisis in Europe. At mid-year, the market shifted focus to the U.S. Presidential election and the “fiscal cliff.” Flight to quality flows out of Europe, risk-off positioning in the U.S. and Federal Reserve Board implementation of additional quantitative easing measures caused U.S. Treasury yields to move down across the yield curve. As a result, the 10-year Treasury peaked at 2.38% on March 19, reversing trend and trading down to a historical low of 1.39% on July 24. Increased uncertainty with respect to resolution and implementation of fiscal policy kept interest rates in a relatively modest trading range for the second half of the year.

Specified pools remain the core strategy in the Fund, focusing on characteristics such as loan balance and seasoning for extension protection; super premiums remain at a modest underweight because of the pipeline of delinquent loans which are potentially bought out at par. Fund holdings provided stability, liquidity and performance. Seasoning of mortgage loans is a critical pool characteristic as these borrowers have some equity remaining in their homes, and the pools have not experienced a material increase in involuntary prepayments. The Fund will continue to take advantage of relative value opportunities within the investable universe, and allocations away from the Benchmark will be undertaken cautiously.

The views and opinions in this report were current as of December 31, 2012 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000

This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Year	Fund	Composite Index*	Barclays Capital U.S. MBS Index	Barclays Capital U.S. Government Index
	10,000.00	10,000.00	10,000.00	10,000.00
2003	10,252.00	10,292.48	10,306.70	10,235.60
2004	10,604.67	10,751.22	10,791.32	10,591.49
2005	10,834.79	11,032.96	11,073.30	10,872.27
2006	11,309.35	11,570.75	11,651.77	11,250.19
2007	12,044.46	12,410.12	12,456.09	12,224.35
2008	12,822.53	13,545.64	13,494.93	13,738.94
2009	13,593.17	14,124.21	14,289.64	13,436.69
2010	14,351.40	14,886.91	15,057.00	14,178.39
2011	15,172.30	15,897.44	15,995.05	15,457.28
2012	15,660.84	16,291.06	16,409.32	15,769.52

* The composite index consists of an 80% weighting to the Barclays Capital U.S. MBS Index and a 20% weighting to the Barclays Capital U.S. Government Index.

Average Annual Total Returns for the Periods Ended December 31, 2012

	One Year	Five Years	Ten Years
Initial Class	3.22%	5.39%	4.59%

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Maturity Date as of December 31, 2012

Maturity	% of Fund Investments
1 to 3 Years	9.12%

3 to 5 Years	4.36%
5 to 10 Years	3.15%
10 to 20 Years	18.45%
20 to 30 Years	63.17%
Over 30 Years	0.61%
Short Term Investments	1.14%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(06/30/12)	(12/31/12)	(06/30/12 – 12/31/12)
Actual	$1,000.00	$1,013.20	$3.02

Hypothetical (5% return before expenses)	$1,000.00	$1,022.27	$3.03

* Expenses are equal to the Fund’s annualized expense ratio of 0.60% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 185/366 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.

GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND

Schedule of Investments

As of December 31, 2012

Principal Amount		Value

BONDS AND NOTES
Asset-Backed Securities — 2.89%
$ 1,500,000	ACE Securities Corp Series 2007-D1, Class A2(a)(b) 6.34%, 02/25/2038	$1,346,113
2,000,000	Avis Budget Rental Car Funding AESOP LLC Series 2012-1A, Class A(a) 2.05%, 08/20/2016	2,050,594
1,436,253	Citicorp Residential Mortgage Securities Inc Series 2006-2, Class A6(b) 5.67%, 09/25/2036	1,384,323
2,925,000	Cronos Containers Program Ltd Series 2012-2A, Class A Series 144A(a) 3.81%, 09/18/2027	3,024,333
152,794	Federal Home Loan Mortgage Corp Float Series T-34, Class A1V(c) 0.45%, 07/25/2031	157,537
2,700,000	HSBC Home Equity Loan Trust USA 2007-2 Float Series 2007-2, Class A3F(b)(c) 5.81%, 07/20/2036	2,860,345
619,307	Residential Funding Mortgage Securities II Home Loan Trust Guaranteed Series 2006-HI5, Class A3 5.50%, 08/25/2025	616,547

		11,439,792

Basic Materials — 1.14%
4,500,000	Potash Corp of Saskatchewan Inc 4.88%, 03/01/2013	4,531,343

Consumer, Non-cyclical — 0.58%
2,300,000	Clorox Co 5.00%, 03/01/2013	2,316,779

Consumer, Cyclical — 0.25%
1,000,000	Whirlpool Corp 5.50%, 03/01/2013	1,008,032

Financial — 3.11%
1,139,095	BGS CTL(a)(d) 6.36%, 06/15/2033	1,328,890
2,500,000	Goldman Sachs Group Inc 5.75%, 10/01/2016	2,844,657
2,400,000	Kerry Group Financial Services Series 2003-B(a) 4.99%, 04/30/2013	2,414,640
2,500,000	Morgan Stanley 6.00%, 05/13/2014	2,647,425
1,500,000	Nomura Holdings Inc 5.00%, 03/04/2015	1,590,391

Principal Amount		Value

Financial — (continued)
$ 1,500,000	Santa Rosa Leasing LLC 1.47%, 11/03/2024	$1,501,061

		12,327,064

Mortgage-Backed Securities — 78.87%
422,305	Americold 2010 LLC Trust Series 2010-ARTA, Class A1(a) 3.85%, 01/14/2029	453,718
	Federal Home Loan Mortgage Corp
16,989	9.00%, 12/01/2014	17,327
27,727	9.50%, 06/01/2020	27,805
11,396	11.00%, 06/01/2020	11,604
50,388	11.00%, 07/01/2020	53,966
63,372	11.00%, 08/01/2020	67,852
279,670	5.50%, 04/01/2022	301,830
605,449	4.50%, 03/01/2024	644,201
2,218,416	4.50%, 04/01/2024	2,360,407
1,262,469	4.50%, 05/01/2024	1,343,274
1,068,484	4.50%, 12/01/2024	1,136,872
23,793	9.50%, 04/01/2025	29,084
1,110,539	4.00%, 03/01/2026	1,174,418
7,286,868	3.00%, 12/01/2026	7,703,211
2,490,438	3.00%, 04/01/2027	2,618,955
4,879,113	2.50%, 08/01/2027	5,101,214
1,713,596	2.50%, 09/01/2027	1,791,601
2,687,402	3.50%, 02/01/2032	2,881,825
146,506	7.50%, 03/01/2032	170,325
211,394	7.00%, 09/01/2032	245,604
746,865	5.50%, 05/01/2033	812,658
505,509	5.50%, 06/01/2033	550,041
1,608,588	5.50%, 08/01/2033	1,770,105
290,278	5.50%, 01/01/2034	315,849
843,569	5.50%, 10/01/2034	916,826
923,646	5.00%, 08/01/2035	997,362
3,100,386	5.00%, 09/01/2035	3,359,395
398,525	5.50%, 09/01/2035	432,636
2,333,141	5.00%, 12/01/2035	2,519,350
168,028	5.00%, 01/01/2036	181,438
1,477,399	6.00%, 01/01/2036	1,617,934
1,240,048	6.00%, 03/01/2036	1,358,006
683,150	6.00%, 07/01/2036	754,537
991,594	6.00%, 11/01/2036	1,080,649
265,319	5.50%, 05/01/2038	286,453
184,373	6.00%, 05/01/2038	201,393
790,753	5.00%, 06/01/2038	850,898
1,565,329	4.00%, 08/01/2039	1,671,567
1,367,131	4.50%, 04/01/2040	1,472,184
2,218,529	4.50%, 06/01/2040	2,447,935
3,029,752	4.50%, 07/01/2040	3,343,041
1,468,868	4.00%, 02/01/2041	1,569,478
1,141,136	3.50%, 02/01/2042	1,214,421
3,197,614	3.50%, 04/01/2042	3,409,963
2,510,886	3.50%, 05/01/2042	2,677,631
2,207,088	3.00%, 06/01/2042	2,309,658
7,987,195	3.50%, 06/01/2042	8,517,615
5,850,693	3.50%, 08/01/2042	6,277,625
4,434,758	3.50%, 09/01/2042	4,676,770
2,041,390	3.00%, 11/01/2042	2,136,260

See Notes to Financial Statements.
Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND

Schedule of Investments

As of December 31, 2012

Principal Amount		Value

Mortgage-Backed Securities — (continued)
$ 797,526	3.50%, 11/01/2042	$850,489
	Federal National Mortgage Association
16,575	6.50%, 07/01/2014	17,158
323,465	6.50%, 02/01/2017	351,400
272,466	6.00%, 03/01/2017	292,152
61,947	5.50%, 01/01/2018	66,741
951,303	5.50%, 04/01/2018	1,024,103
1,215,762	5.00%, 05/01/2018	1,307,735
111,566	5.00%, 06/01/2018	121,836
1,777,592	5.00%, 08/01/2018	1,957,889
59,274	9.50%, 09/01/2020	65,996
18,113	8.50%, 08/01/2021	18,169
346,387	5.00%, 06/01/2023	375,079
12,407	8.50%, 08/01/2024	15,054
1,565,974	4.00%, 07/01/2025	1,677,338
1,381,585	4.00%, 09/01/2025	1,479,836
1,213,523	4.00%, 12/01/2025	1,299,822
2,140,223	3.50%, 01/01/2026	2,271,691
1,289,862	3.50%, 03/01/2026	1,369,094
92,362	8.50%, 11/01/2026	100,904
2,486,435	3.00%, 12/01/2026	2,626,375
1,048,996	3.00%, 06/01/2027	1,116,886
4,393,887	2.50%, 09/01/2027	4,573,416
985,727	2.50%, 10/01/2027	1,023,206
978,647	4.50%, 02/01/2030	1,059,632
129,884	7.00%, 02/01/2031	151,421
181,275	7.00%, 09/01/2031	211,344
507,963	6.50%, 12/01/2031	576,362
281,758	7.00%, 12/01/2031	328,263
1,329,107	6.50%, 01/01/2032	1,509,130
142,766	7.00%, 01/01/2032	166,443
553,083	6.50%, 02/01/2032	627,339
1,125,147	3.50%, 04/01/2032	1,202,987
537,988	6.00%, 02/01/2033	580,878
663,001	6.00%, 03/01/2033	757,146
1,311,416	5.50%, 07/01/2033	1,441,132
2,460,272	5.00%, 09/01/2033	2,680,462
487,377	5.50%, 09/01/2033	535,642
311,345	5.00%, 11/01/2033	339,210
913,278	5.50%, 11/01/2033	1,033,400
402,894	5.50%, 12/01/2033	442,792
599,766	5.50%, 03/01/2034	656,162
228,352	5.50%, 04/01/2034	249,824
1,373,498	5.50%, 10/01/2034	1,502,647
801,532	5.50%, 12/01/2034	876,900
888,469	5.50%, 01/01/2035	982,839
2,337,014	5.50%, 02/01/2035	2,558,549
756,734	5.50%, 05/01/2035	826,943
124,771	5.00%, 08/01/2035	135,470
773,917	5.00%, 09/01/2035	843,181
857,881	5.50%, 10/01/2035	938,547
288,987	5.50%, 11/01/2035	315,799
1,476,827	6.00%, 12/01/2035	1,627,230
994,659	5.50%, 01/01/2036	1,086,943
942,252	6.00%, 01/01/2036	1,038,213
404,489	6.00%, 02/01/2036	442,839
288,076	5.50%, 03/01/2036	314,803
417,161	6.00%, 03/01/2036	459,645
2,315,438	5.50%, 04/01/2036	2,530,263

Principal Amount		Value

Mortgage-Backed Securities — (continued)
$ 1,251,788	5.50%, 05/01/2036	$1,367,929
966,421	5.50%, 06/01/2036	1,051,252
325,286	6.00%, 12/01/2036	356,126
691,997	5.50%, 01/01/2037	756,200
607,977	6.00%, 05/01/2037	665,619
701,280	5.00%, 07/01/2037	764,043
1,237,922	5.50%, 06/01/2038	1,345,232
1,032,732	4.50%, 02/01/2039	1,124,132
2,323,333	4.00%, 03/01/2039	2,491,621
1,979,862	4.50%, 03/01/2039	2,139,369
2,521,330	4.50%, 04/01/2039	2,799,312
1,231,634	5.00%, 04/01/2039	1,359,799
4,189,239	4.50%, 05/01/2039	4,620,834
653,264	5.00%, 05/01/2039	721,243
5,934,661	4.50%, 06/01/2039	6,592,336
6,304,335	4.50%, 08/01/2039	6,837,874
775,925	5.50%, 08/01/2039	843,065
2,842,269	4.50%, 11/01/2039	3,071,255
2,896,084	5.00%, 11/01/2039	3,215,010
1,214,303	5.00%, 12/01/2039	1,348,026
654,828	4.50%, 03/01/2040	709,630
573,906	4.50%, 09/01/2040	632,338
1,494,301	4.50%, 11/01/2040	1,619,359
1,763,529	5.00%, 01/01/2041	2,000,169
2,839,601	4.00%, 02/01/2041	3,095,864
1,250,667	4.50%, 02/01/2041	1,388,556
404,658	4.00%, 03/01/2041	434,253
1,690,588	4.50%, 03/01/2041	1,862,715
2,002,214	4.50%, 04/01/2041	2,198,561
1,805,268	4.50%, 06/01/2041	1,989,070
1,722,349	4.00%, 09/01/2041	1,877,785
1,690,901	4.50%, 09/01/2041	1,863,060
1,938,759	4.50%, 10/01/2041	2,136,153
6,103,687	4.00%, 12/01/2041	6,621,487
984,615	3.50%, 07/01/2042	1,058,579
746,068	3.00%, 09/01/2042	785,155
1,965,468	3.50%, 09/01/2042	2,101,443
2,980,622	3.00%, 10/01/2042	3,126,301
6,561,973	3.50%, 10/01/2042	7,015,944
2,196,362	3.00%, 11/01/2042	2,303,710
7,699,780	3.50%, 11/01/2042	8,232,466
	Government National Mortgage Association
293	7.50%, 10/15/2013	293
8,651	9.00%, 07/15/2018	8,686
4,169	9.50%, 05/20/2022	4,187
9,765	8.00%, 11/20/2023	11,705
1,598,436	3.50%, 11/20/2026	1,710,876
1,736,748	3.50%, 01/15/2027	1,859,460
7,362	7.50%, 10/20/2028	8,914
5,409	7.50%, 12/20/2028	6,539
2,277,011	5.00%, 06/15/2033	2,506,944
692,409	5.00%, 10/20/2033	762,761
1,285,848	6.00%, 12/20/2033	1,447,903
628,941	5.00%, 02/20/2034	692,844
629,408	5.50%, 11/20/2034	699,982
333,948	5.50%, 02/20/2035	371,393
470,067	5.50%, 04/20/2035	523,851
583,137	5.00%, 12/20/2035	642,204
7,845,638	5.00%, 01/15/2039	8,559,435

See Notes to Financial Statements.
Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND

Schedule of Investments

As of December 31, 2012

Principal Amount		Value

Mortgage-Backed Securities — (continued)
$ 365,470	5.50%, 05/20/2039	$401,118
2,887,495	4.50%, 08/15/2039	3,174,563
9,972,531	4.00%, 05/20/2040	10,902,499
4,927,372	4.00%, 12/15/2040	5,452,671
3,791,126	4.00%, 01/15/2041	4,174,601
4,418,897	4.50%, 02/20/2041	4,925,878
3,996,912	4.00%, 03/20/2041	4,384,623
1,396,939	4.00%, 05/20/2041	1,532,447
2,709,697	4.00%, 08/15/2041	2,974,470
500,000	JP Morgan Chase Commercial Mortgage Securities Corp Adjusted Series 2005-LDP5, Class AM 5.24%, 12/15/2044(c)	557,027
1,750,000	Series 2011-C4, Class A2 3.34%, 07/15/2046(a)	1,881,778
367,454	Sequoia Mortgage Trust 2011-1 Series 2011-1 , Class A1
	4.13%, 02/25/2041	373,325
	Vendee Mortgage Trust
1,044,811	Series 1993-3 , Class 1 5.66%, 09/15/2023(c)	1,177,698
2,167,218	Series 1996-3 , Class 1Z 6.75%, 09/15/2026	2,509,909
1,893,420	Series 2011-2 , Class V 3.75%, 02/15/2028	2,093,338
1,532,129	Series 2003-1 , Class G 5.75%, 03/15/2030	1,578,718
1,069,341	Series 2002-1 , Class 1A 6.00%, 10/15/2031	1,227,737
3,607,022	Series 2008-1 , Class GD 5.25%, 01/15/2032	4,182,388

		312,743,160

Technology — 1.41%
2,500,000	Hewlett-Packard Co 2.13%, 09/13/2015	2,498,272
3,000,000	HP Enterprise Services LLC 6.00%, 08/01/2013	3,075,549

		5,573,821

U.S. Government Agency Obligations — 0.39%
1,300,000	Federal Home Loan Bank 5.00%, 11/17/2017	1,558,502

U.S. Treasury Bonds and Notes — 10.02%
2,000,000	United States Treasury Note/Bond 0.38%, 11/15/2014	2,004,688
500,000	0.25%, 02/15/2015	499,766

Principal Amount		Value

U.S. Treasury Bonds and Notes — (continued)
$ 3,900,000	0.38%, 03/15/2015	$3,907,921
6,000,000	4.13%, 05/15/2015	6,539,532
2,000,000	1.00%, 09/30/2016	2,038,124
500,000	0.88%, 12/31/2016	506,875
3,900,000	1.00%, 03/31/2017	3,969,775
500,000	0.63%, 05/31/2017	500,781
750,000	1.88%, 08/31/2017	792,129
2,500,000	0.63%, 09/30/2017	2,495,507
2,000,000	1.38%, 09/30/2018	2,055,938
2,000,000	1.25%, 04/30/2019	2,030,156
1,000,000	1.00%, 08/31/2019	994,141
500,000	3.38%, 11/15/2019	574,883
1,700,000	2.63%, 08/15/2020	1,866,812
400,000	5.38%, 02/15/2031	571,000
2,400,000	4.50%, 02/15/2036	3,158,626
1,085,000	3.50%, 02/15/2039	1,226,559
3,400,000	3.75%, 08/15/2041	3,996,061

		39,729,274

Utilities — 0.84%
3,225,000	Dayton Power & Light Co 5.13%, 10/01/2013	3,331,528

TOTAL BONDS AND NOTES — 99.50% (Cost $379,734,733)		$394,559,295

SHORT TERM INVESTMENTS
Repurchase Agreements
4,560,000	Undivided interest of 33.06% in a repurchase agreement (principal amount/value $13,795,000 with a maturity value of $13,795,115) with Merrill Lynch, Pierce, Fenner & Smith, 0.15%, dated 12/31/12, to be repurchased at $4,560,038 on 1/2/13, collateralized by Federal Home Loan Mortgage Corp, 3.50%, 12/1/42, with a value of $14,070,901.	4,560,000

TOTAL SHORT TERM INVESTMENTS — 1.15% (Cost $4,560,000)		$4,560,000

TOTAL INVESTMENTS — 100.65% (Cost $384,294,733)		$399,119,295

OTHER ASSETS & LIABILITIES, NET — (0.65)%		$(2,575,188)

TOTAL NET ASSETS — 100.00%		$396,544,107

See Notes to Financial Statements.
Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND

Schedule of Investments

As of December 31, 2012

(a)	Restricted security; at December 31, 2012, the aggregate cost and fair value of restricted securities was $12,238,965 and $12,500,066, respectively, representing 3.15% of net assets.
(b)

Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2012. Maturity date disclosed represents final maturity date.

(c)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2012.
(d)	Illiquid security; at December 31, 2012, the aggregate cost and fair value of illiquid securities was $1,139,095 and $1,328,890, respectively, representing 0.34% of net assets.

Security classes presented herein are not necessarily the same as those used for determining the Fund’s compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).

See Notes to Financial Statements.
Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

Statement of Assets and Liabilities

As of December 31, 2012

Great-West U.S. Government Mortgage Securities Fund

ASSETS:
Investments in securities, fair value(a)	$399,119,295
Cash	11,508
Interest receivable	1,650,198
Subscriptions receivable	799,784
Receivable for investments sold	421

Total Assets	401,581,206

LIABILITIES:
Payable to investment adviser	202,129
Redemptions payable	3,983,226
Payable for investments purchased	851,744

Total Liabilities	5,037,099

NET ASSETS	$396,544,107

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,219,807
Paid-in capital in excess of par	378,272,678
Net unrealized appreciation on investments	14,824,562
Accumulated net realized gain on investments	227,060

TOTAL NET ASSETS	$396,544,107

CAPITAL STOCK:
Authorized	90,000,000
Issued and Outstanding	32,198,071

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:	$12.32

(a) Cost of investments	$384,294,733

See Notes to Financial Statements.
Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

Statement of Operations

For the fiscal year ended December 31, 2012

Great-West U.S. Government Mortgage Securities Fund

INVESTMENT INCOME:
Interest	$12,729,657
Income from securities lending	684

Total Income	12,730,341

EXPENSES:
Management fees	2,329,474

Total Expenses	2,329,474

NET INVESTMENT INCOME	10,400,867

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	4,806,153
Net change in unrealized depreciation on investments	(2,884,031)

Net Realized and Unrealized Gain on Investments	1,922,122

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,322,989

See Notes to Financial Statements.
Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

Statement of Changes in Net Assets

For the fiscal years ended December 31, 2012 and 2011

	2012	2011
Great-West U.S. Government Mortgage Securities Fund

OPERATIONS:
Net investment income	$10,400,867	$12,384,275
Net realized gain	4,806,153	2,071,565
Net change in unrealized appreciation (depreciation)	(2,884,031)	5,984,818

Net Increase in Net Assets Resulting from Operations	12,322,989	20,440,658

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,791,621)	(12,463,061)
From net realized gains	(3,800,875)	(1,541,721)

Total Distributions	(15,592,497)	(14,004,782)

CAPITAL SHARE TRANSACTIONS:
Shares sold	140,059,104	131,224,751
Shares issued in reinvestment of distributions	15,592,497	14,004,782
Shares redeemed	(131,896,084)	(172,818,261)

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	23,755,517	(27,588,728)

Total Increase (Decrease) in Net Assets	20,486,010	(21,152,852)

NET ASSETS:
Beginning of year	376,058,097	397,210,949

End of year	$396,544,107	$376,058,097

CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold	11,196,912	10,597,451
Shares issued in reinvestment of distributions	1,258,543	1,132,245
Shares redeemed	(10,549,276)	(13,987,010)

Net Increase (Decrease)	1,906,179	(2,257,314)

See Notes to Financial Statements.
Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

Financial Highlights

Selected data for a share of capital stock of the Fund throughout the periods indicated.

			Fiscal Years Ended December 31,
	2012		2011	2010	2009	2008
Great-West U.S. Government Mortgage Securities Fund - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$12.41		$12.20	$12.14	$12.03	$11.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.34	(a)	0.42	0.46	0.50	0.54
Net realized and unrealized gain	0.07		0.26	0.22	0.21	0.21

Total From Investment Operations	0.41		0.68	0.68	0.71	0.75

LESS DISTRIBUTIONS:
From net investment income	(0.38)		(0.42)	(0.46)	(0.50)	(0.54)
From net realized gains	(0.12)		(0.05)	(0.16)	(0.10)	–

Total Distributions	(0.50)		(0.47)	(0.62)	(0.60)	(0.54)

NET ASSET VALUE, END OF YEAR	$12.32		$12.41	$12.20	$12.14	$12.03

TOTAL RETURN(b)	3.22%		5.72%	5.58%	6.01%	6.46%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$396,544		$376,058	$397,211	$392,691	$374,814
Ratio of expenses to average net assets	0.60%		0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.68%		3.33%	3.67%	4.20%	4.53%
Portfolio turnover rate	60%		62%	62%	54%	30%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See Notes to Financial Statements.
Annual Report - December 31, 2012

GREAT-WEST FUNDS, INC.

GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Great-West Funds, Inc. (the Great-West Funds) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds changed its name from Maxim Series Fund, Inc. on September 24, 2012 and presently consists of sixty-four funds. Interests in the Great-West U.S. Government Mortgage Securities Fund (the Fund) are included herein and are represented by a separate class of beneficial interest of the Great-West Funds. Effective September 24, 2012, Maxim U.S. Government Mortgage Securities Portfolio’s name changed to Great-West U.S. Government Mortgage Securities Fund. The investment objective of the Fund is to seek the highest level of return consistent with preservation of capital and substantial credit protection. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of the Great-West Funds.

The Fund offers two share classes, referred to as the Initial Class and Class L. This report includes information for the Initial Class; Class L has not yet been capitalized.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Net Asset Value

The net asset value of each class of the Fund’s shares is determined by dividing the net assets attributable to each class of the Fund by the number of issued and outstanding shares of each class of the Fund on each business day.

Security Valuation

The value of assets in the Fund is determined as of the close of trading on each valuation date.

Short-term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which approximates fair value. Short-term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be model priced or priced on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Fixed income investments are valued using evaluated bid prices from approved pricing services, or in the event a price is not available from a pricing service, may be model priced or priced on the basis of quotations from brokers or dealers.

Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Annual Report - December 31, 2012

Class	Inputs

Fixed Income Investments:
Corporate Bonds and Notes; Government and Government Agency Obligations (Domestic and Foreign)	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.

Asset-Backed and Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include new issue data, monthly payment information, collateral performance, and third party real estate analysis.

Short Term Investments	Maturity date and credit quality.

The Fund classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets. The fair value for some Level 2 securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data.

As of December 31, 2012, 100% of the Fund’s investments are valued using Level 2 inputs. A breakdown of the Fund’s sector and industry classifications is included in the Schedule of Investments. The Fund recognizes transfers as of the beginning of the reporting period. There were no transfers between Levels 1, 2 and 3 during the year.

Risk Factors

Investing in the Fund may involve certain risks including, but not limited to, the following.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Fund. These events may have adverse effects on the Fund such as a decline in the value and liquidity of many securities held by the Fund, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Fund’s ability to achieve its investment objective.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of

Annual Report - December 31, 2012

non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

The Fund may hold bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may be less liquid than the market for higher grade bonds.

Restricted and Illiquid Securities

The Fund may own certain investment securities which are restricted as to resale. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. These securities are deemed illiquid unless it is otherwise determined that such securities are liquid pursuant to the Board-approved guidelines established in the Great-West Funds’ Policy and Procedures regarding Liquidity.

The Fund may own certain investment securities that have been deemed illiquid because no quoted market exists. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

The Fund, along with certain other funds of the Great-West Funds, may invest in repurchase agreement transactions that are jointly collateralized by various U.S. Government or U.S. Government Agency securities.

Dividends

Dividends from net investment income of the Fund, if any, are declared and paid quarterly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Fund, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection.

Interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

The Fund’s policy complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income taxes or excise tax provision is required.

As of and during the year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Annual Report - December 31, 2012

The Fund files U.S. Federal and Colorado tax returns. The statute of limitations on the Fund’s U.S. Federal tax returns remain open for the fiscal years ended 2009 through 2012. The statute of limitations on the Fund’s Colorado tax returns remain open for an additional year.

Application of Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board issued ASU No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements” (ASU No. 2011-03). ASU No. 2011-03 removes from the assessment of effective control the criterion requiring a transferor to have the ability to repurchase or redeem the financial assets transferred in a repurchase arrangement. This requirement was one of the criterions under ASU topic 860 that entities used to determine whether a transferor maintained effective control. Entities are still required to consider all the effective control criterion under ASU topic 860; however, the elimination of this requirement may lead to more conclusions that a repurchase agreement should be accounted for as a secured borrowing rather than a sale. ASU No. 2011-03 is effective for the interim or annual periods beginning on or after December 15, 2011. The Fund adopted ASU No. 2011-03 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-03 did not have an impact on the Fund’s financial position or the results of its operations.

In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs” (ASU No. 2011-04). ASU No. 2011-04 does not extend the use of the existing concept or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Fund adopted ASU No. 2011-04 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-04 did not have an impact on the Fund’s financial position or the results of its operations.

In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11 “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities” (ASU No. 2011-11). ASU No. 2011-11 requires an entity to enhance disclosures about financial and derivative instrument offsetting arrangements or similar arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU No. 2011-11 is effective for interim or annual periods beginning on or after January 1, 2013. The Fund will adopt ASU No. 2011-11 for its fiscal year beginning January 1, 2013. At this time, the Fund is evaluating the impact, if any, of ASU No. 2011-11 on the financial statements and related disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), formerly known as GW Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Fund. The management fee encompasses fund operation expenses.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.

The total compensation paid to the independent directors with respect to all sixty-four funds for which they serve as Directors was $238,800 for the year ended December 31, 2012. Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $41,591,732 and $54,527,089, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $195,730,484 and $176,429,380, respectively.

Annual Report - December 31, 2012

4. UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2012, the U.S. Federal income tax cost basis was $384,088,338. The Fund had gross appreciation of securities in which there was an excess of value over tax cost of $15,367,293 and gross depreciation of securities in which there was an excess of tax cost over value of $336,336 resulting in net appreciation of $15,030,957.

5. SECURITIES LOANED

The Fund has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Fund receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in the approved investment. The Fund had no securities on loan as of December 31, 2012.

6. DISTRIBUTIONS TO SHAREHOLDERS

Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book and tax basis differences. The differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments and foreign currency reclassifications. The differences have no impact on net assets or the results of operations. The character of dividends and distributions made during the fiscal year from net investment income and/or realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

For the year ended, December 31, 2012, the Fund reclassified permanent book and tax differences of:

Paid-in Capital	Overdistributed Net Investment Income	Accumulated Net Realized Gain on Investments
$ –	$ 1,390,754	$ (1,390,754)

The tax character of distributions paid during the years ended December 31, 2012 and 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$11,782,480	$12,150,879
Long-term capital gain	3,810,017	1,853,903

	$15,592,497	$14,004,782

Annual Report - December 31, 2012

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$–
Undistributed capital gains	20,665

Net accumulated earnings	20,665

Net unrealized appreciation on investments	15,030,957
Capital loss carryforward	–
Post-October losses	–

Tax composition of capital	$15,051,622

Under the Regulated Investment Company Modernization Act of 2010, net capital losses realized in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term.

7. TAX INFORMATION (unaudited)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2012, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Annual Report - December 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Great-West Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West U.S. Government Mortgage Securities Fund (formerly, Maxim U.S. Government Mortgage Securities Portfolio), one of the funds of Great-West Funds, Inc. (formerly, Maxim Series Fund, Inc.) (the “Great-West Funds”) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Great-West Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Great-West Funds is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Great-West Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West U.S. Government Mortgage Securities Fund of Great-West Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 22, 2013

Fund Directors and Officers

Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors (the “Board”). The Board is responsible for overall management of Great-West Funds’ business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting Great-West Funds, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs. Each Director oversees 64 funds, each of which is a series of Great-West Funds. The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The following table provides information about each of the Directors and executive officers of Great-West Funds.

Independent Directors*
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum; President, Ward Lake, Inc.; Manager, 6K Ranch, LLC	64	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	64	Director, Guaranty Bancorp

Sanford Zisman 8515 East Orchard Road, Greenwood Village, CO 80111 1939	Lead Independent Director	Since 1982	Attorney, Law Firm of Zisman, Ingraham & Mong, P.C.	64	N/A

Interested Directors**
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Mitchell T.G. Graye 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chairman, President & Chief Executive Officer	Since 2000 (as Director) Since 2008 (as Chairman) Since 2008 (as President and Chief Executive Officer)	President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, Great-West Life & Annuity Insurance Company of New York, and GWL&A Financial, Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company	64	N/A
Charles P. Nelson 8515 East Orchard Road, Greenwood Village, CO	Director	Since 2008	President, Retirement Services, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation,	64	N/A

80111 1961			and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, Great-West Capital Management, LLC
Officers
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Beverly A. Byrne 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chief Legal Counsel & Chief Compliance Officer	Since 2004 (as Chief Compliance Officer) Since 2011 (as Chief Legal Counsel)

Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Chief Compliance Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company; Secretary and Chief Compliance Officer, GWFS Equities, Inc.; Chief Compliance Officer, Advised Assets Group, LLC; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel & Chief Compliance Officer, Great-West Capital Management, LLC; formerly, Secretary, Great-West Capital Management, LLC and Great-West Funds

				N/A	N/A
John A. Clouthier	Assistant Treasurer	Since 2007	Director, Fund Administration, Great-	N/A	N/A

8515 East Orchard Road, Greenwood Village, CO 80111 1967			West Life & Annuity Insurance Company; Assistant Treasurer, Great-West Capital Management, LLC
Jill A. Kerschen 8515 East Orchard Road, Greenwood Village, CO 80111 1975	Assistant Treasurer	Since 2008	Senior Manager, Fund Financial & Tax Reporting, Great-West Life & Annuity Insurance Company; Assistant Treasurer, Great-West Capital Management, LLC	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 1974	Assistant Vice President, Counsel & Secretary	Since 2010	Assistant Vice President & Counsel, Great-West Life & Annuity Insurance Company; Assistant Vice President, Counsel & Secretary, Great-West Capital Management, LLC; formerly, Assistant Secretary, Great-West Capital Management, LLC and Great-West Funds	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)

Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Vice President and Treasurer, GWFS Equities, Inc. and Great-West Trust Company, LLC; Chief Financial Officer & Treasurer, Great-West Capital

				N/A	N/A

1967			Management, LLC; formerly Investment Operations Compliance Officer, Great-West Capital Management, LLC and Great-West Funds
David G. McLeod 8515 East Orchard Road, Greenwood Village, CO 80111 1962	Managing Director	Since 2012	Senior Vice President, Product Management, Great-West Life & Annuity Insurance Company; Manager, Vice President and Managing Director, Advised Assets Group, LLC; Managing Director, Great-West Capital Management, LLC	N/A	N/A
Joel L. Terwilliger 8515 East Orchard Road, Greenwood Village, CO 80111 1968	Assistant Chief Compliance Officer	Since 2011	Managing Counsel, Great-West Life & Annuity Insurance Company; Secretary, Advised Assets Group, LLC; Assistant Chief Compliance Officer, Great-West Capital Management, LLC	N/A	N/A

*A Director who is not an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either Great-West Funds or Great-West Capital Management, LLC.

Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.

Availability of Quarterly Fund Schedule

Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Great-West Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is “independent,” pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $610,000 for fiscal year 2011 and $638,600 for fiscal year 2012.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $79,500 for fiscal year 2011 and $79,500 for fiscal year 2012. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $263,400 for fiscal year 2011 and $0 for fiscal year 2012. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) (1)	Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West

Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The

1 No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e) (2)

100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2011 equaled $2,329,700 and for fiscal year 2012 equaled $1,680,600.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   INVESTMENTS.

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.   PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item 10.

ITEM 11.   CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.   EXHIBITS.

(a) (1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

    (2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

    (3) Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREAT-WEST FUNDS, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 26, 2013

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer & Treasurer

Date:	February 26, 2013